Exhibit 24

                                POWER OF ATTORNEY

Know all men by these presents that James H. Greene, Jr. does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II (1996) Limited Partnership, KKR 1996 Overseas, Limited, KKR Associates (Strata) L.P., Strata L.L.C., KKR Associates (KLC) L.P., KKR-KLC, L.L.C., KKR Associates (NXS) L.P., KKR-NXS, L.L.C., KKR Associates Europe, Limited Partnership, KKR Europe Limited, KKR Associates Millennium L.P. and KKR Millennium GP LLC (including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities): (i) pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

                                       /s/ James H. Greene, Jr.
                                       -----------------------------------
                                       Name: James H. Greene, Jr.


Date: February 28, 2002

                                POWER OF ATTORNEY

Know all men by these presents that Scott M. Stuart does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

                                       /s/ Scott M. Stuart
                                       -----------------------------------
                                       Name: Scott M. Stuart




Date:  July 31, 2005

                                POWER OF ATTORNEY

Know all men by these presents that Johannes P. Huth does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

                                       /s/ Johannes P. Huth
                                       -----------------------------------
                                       Name: Johannes P. Huth


Date:  July 31, 2005

                                POWER OF ATTORNEY

Know all men by these presents that Alexander Navab does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

                                       /s/ Alexander Navab
                                       -----------------------------------
                                       Name:  Alexander Navab




Date:  July 31, 2005